                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                    ______________________________________________

                                      FORM 8-K/A
                                   Amendment No. 1


                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  February 4, 1997

                            NEXTLINK Communications, Inc.
                            -----------------------------
                (Exact name of registrant as specific in its charter)

                                      Washington
                                      ----------
                    (State or other jurisdiction of incorporation)


                      333-4603                           91-1738221
                      --------                           ----------
              (Commission File Number)       (IRS Employer Identification No.)


                       155 108th Avenue NE, Bellevue, WA 98004
                       ---------------------------------------
             (Address of principal executive offices, including zip code)

                                    (206) 519-8900
                                    --------------
                 (Registrant's telephone number, including area code)


                           NEXTLINK Communications, L.L.C.
                           -------------------------------
            (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

    Item 7 of the Current Report on Form 8-K of the Registrant is hereby amended and restated in its entirety as set forth below:

    (a) Financial Statements of Business Acquired

    The financial statements of Linkatel Pacific, L.P. required to be filed with this Report are filed under this Item, beginning on page F-1 of this Report.

Independent Auditors' Report                                      F-1

Balance Sheets at December 31, 1996 and 1995                      F-2

    Statements of Operations for the Years Ended
      December 31, 1996, 1995 and 1994 and
      the Cumulative Period From July 21, 1993
      (Date of Inception) to December 31, 1996                    F-3

    Statements of Partners' Capital for the Years Ended
      December 31, 1996, 1995 and 1994 and
      the Cumulative Period From July 21, 1993
      (Date of Inception) to December 31, 1996                    F-4

    Statements of Cash Flows for the Years Ended
      December 31, 1996, 1995 and 1994 and
      the Cumulative Period From July 21, 1993
      (Date of Inception) to December 31, 1996                    F-5

    Notes to Financial Statements                                 F-6

    (b) Pro Forma Financial Information

    The pro forma financial statements of the Registrant reflecting the acquisition of Linkatel Pacific, L.P. that are required to be filed with this Report are filed under this Item, beginning on page F-10 of this Report.

    Pro Forma Consolidated Statement of Operations for
      the Year Ended December 31, 1996 (unaudited)                F-11
    Pro Forma Consolidated Statement of Operations for
      the Year Ended December 31, 1995 (unaudited)                F-12
    Pro Forma Consolidated Balance Sheet at
      December 31, 1996 (unaudited)                               F-13

(c) Exhibits

    2.1 Asset Purchase Agreement, dated as of September 30, 1996, between NEXTLINK Communications, L.L.C. and Linkatel Pacific, L.P. (Incorporated by reference to the Exhibit of the same number contained in the Registrant's Current Report on Form 8-K dated February 4 , 1997 (File No. 333-4603)).

                                  [LETTERHEAD]

INDEPENDENT AUDITORS' REPORT

To the Partners of Linkatel Pacific, L.P.:

    We have audited the accompanying balance sheets of Linkatel Pacific, L.P. (the Partnership), a California limited partnership and a development stage entity, as of December 31, 1996 and 1995, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1996, 1995 and 1994 and the cumulative period from July 21, 1993 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1996, 1995 and 1994 and the cumulative period from July 21, 1993 (date of inception) to December 31, 1996 in conformity with generally accepted accounting principles.

    On February 4, 1997, substantially all of the Partnership's assets were acquired by and liabilities assumed by an unrelated third party (Note 7), including obligations under the long-term loan agreement.

/s/ Deloitte & Touche LLP

          [LOGO]

January 24, 1997, except for Note 7,
 as to which the date is
 February 4, 1997

  [LOGO]

                             LINKATEL PACIFIC, L.P.
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          (A DEVELOPMENT STAGE ENTITY)

                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 1996 AND 1995

                                                                                               1996       1995
                                                                                             ---------  ---------
                                                                                                (IN THOUSANDS)

                                          ASSETS
CURRENT ASSETS:
Cash and cash equivalents, including restricted cash of $500 (1996 and 1995) (Note 4)......  $     689  $   3,771
Accounts receivable........................................................................         22         14
Other current assets.......................................................................        222         99
                                                                                             ---------  ---------
    Total current assets...................................................................        933      3,884
NETWORK PLANT AND EQUIPMENT (Notes 4 and 5):
Plant......................................................................................      9,104      6,908
Telecommunications equipment...............................................................      2,339      2,061
Other equipment............................................................................        318        299
Network-in-progress........................................................................      3,964      2,867
                                                                                             ---------  ---------
    Total network plant and equipment......................................................     15,725     12,135
Less accumulated depreciation and amortization.............................................     (1,559)      (732)
                                                                                             ---------  ---------
    Network plant and equipment, net.......................................................     14,166     11,403
OTHER ASSETS:
Organization costs, net (Note 5)...........................................................        179        293
Unamortized debt issue costs, net..........................................................        211        266
Licenses, net..............................................................................         56         85
Other......................................................................................         81         89
                                                                                             ---------  ---------
    Total other assets.....................................................................        527        733
                                                                                             ---------  ---------
                                                                                             $  15,626  $  16,020
                                                                                             ---------  ---------
                                                                                             ---------  ---------
                             LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
Accounts payable and accrued liabilities (Note 5)..........................................  $   1,933  $   1,322
Note payable to NTFC (Note 4)..............................................................      5,555      5,260
                                                                                             ---------  ---------
    Total current liabilities..............................................................      7,488      6,582
DEFERRED CREDITS AND OTHER LIABILITIES.....................................................        137        141
ADVANCE FROM NEXTLINK (Note 4).............................................................      1,490
COMMITMENTS AND CONTINGENCIES (Note 6).....................................................
PARTNERS' CAPITAL (Note 5).................................................................      6,511      9,297
                                                                                             ---------  ---------
                                                                                             $  15,626  $  16,020
                                                                                             ---------  ---------
                                                                                             ---------  ---------

      See independent auditors' report and notes to financial statements.

                             LINKATEL PACIFIC, L.P.

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          (A DEVELOPMENT STAGE ENTITY)

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

                                                                                                     CUMULATIVE
                                                                                                       PERIOD
                                                                                                   FROM JULY 21,
                                                                                                   1993 (DATE OF
                                                                                                   INCEPTION) TO
                                                                                                    DECEMBER 31,
                                                                    1996       1995       1994          1996
                                                                  ---------  ---------  ---------  --------------
                                                                                  (IN THOUSANDS)
REVENUES--Telecommunications services...........................  $     165  $      62  $       3    $      230
COSTS AND EXPENSES (Notes 5 and 6):
Engineering.....................................................        688        409         43         1,176
Sales and marketing.............................................        175        211        215           601
General and administrative......................................        856        672        813         2,637
Depreciation and amortization...................................      1,010        781        287         2,078
                                                                  ---------  ---------  ---------       -------
    Total costs and expenses....................................      2,729      2,073      1,358         6,492
                                                                  ---------  ---------  ---------       -------
OPERATING LOSS..................................................     (2,564)    (2,011)    (1,355)       (6,262)
INTEREST (EXPENSE) INCOME, net..................................       (481)       (99)        93          (481)
                                                                  ---------  ---------  ---------       -------
NET LOSS........................................................  $  (3,045) $  (2,110) $  (1,262)   $   (6,743)
                                                                  ---------  ---------  ---------       -------
                                                                  ---------  ---------  ---------       -------

      See independent auditors' report and notes to financial statements.

                             LINKATEL PACIFIC, L.P.
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          (A DEVELOPMENT STAGE ENTITY)
                        STATEMENTS OF PARTNERS' CAPITAL
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993
                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

                                               LINKATEL               COLONY/LINKATEL               FIBRCOM
                                         COMMUNICATIONS, INC.          NETWORKS, INC.             INCORPORATED
                                         (GENERAL AND LIMITED       (GENERAL AND LIMITED      (GENERAL AND LIMITED
                                               PARTNER)                   PARTNER)                  PARTNER)
                                      --------------------------  ------------------------  ------------------------
                                       PARTNERSHIP                 PARTNERSHIP               PARTNERSHIP
                                          UNITS        AMOUNT         UNITS       AMOUNT        UNITS       AMOUNT
                                      -------------  -----------  -------------  ---------  -------------  ---------
                                                                      (IN THOUSANDS)
BALANCE, July 21, 1993 (date of
  inception)........................       --         $  --            --        $  --           --        $  --
PARTNERS' CAPITAL CONTRIBUTIONS:
Cash (Note 1).......................            5             5             1            1            1            1
Property, organization costs,
  research and development, and
  expense reimbursement (Note 1)....        1,500           238           500          435          500          435
NOTE RECEIVABLE (Note 5)............                       (159)
NET LOSS............................                       (196)                       (65)                      (65)
                                           ------    -----------       ------    ---------       ------    ---------
BALANCE, December 31, 1993..........        1,505          (112)          501          371          501          371
PARTNERS' CAPITAL CONTRIBUTIONS:
Cash (Note 1).......................                                    3,505        3,505        3,505        3,505
Notes payable converted to capital
  (Note 1)..........................                                      500          500          500          500
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                        (11)
NET LOSS............................                       (202)                      (530)                     (530)
                                           ------    -----------       ------    ---------       ------    ---------
BALANCE, December 31, 1994..........        1,505          (325)        4,506        3,846        4,506        3,846
PARTNERS' CAPITAL CONTRIBUTIONS--
Cash................................       --            --             2,025        2,025        2,025        2,025
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                        (10)
NET LOSS............................                       (240)                      (935)                     (935)
                                           ------    -----------       ------    ---------       ------    ---------
BALANCE, December 31, 1995..........        1,505          (575)        6,531        4,936        6,531        4,936
PARTNERS' CAPITAL CONTRIBUTIONS--
Cash................................                                      135          135          135          135
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                        (11)
NET LOSS............................                       (313)                    (1,366)                   (1,366)
                                           ------    -----------       ------    ---------       ------    ---------
BALANCE, December 31, 1996..........        1,505     $    (899)        6,666    $   3,705        6,666    $   3,705
                                           ------    -----------       ------    ---------       ------    ---------
                                           ------    -----------       ------    ---------       ------    ---------


                                              TOTAL
                                      ---------------------
                                      PARTNERSHIP
                                        UNITS      AMOUNT
                                      ----------  ---------

BALANCE, July 21, 1993 (date of
  inception)........................     --       $  --
PARTNERS' CAPITAL CONTRIBUTIONS:
Cash (Note 1).......................          7           7
Property, organization costs,
  research and development, and
  expense reimbursement (Note 1)....      2,500       1,108
NOTE RECEIVABLE (Note 5)............                   (159)
NET LOSS............................                   (326)
                                      ----------  ---------
BALANCE, December 31, 1993..........      2,507         630
PARTNERS' CAPITAL CONTRIBUTIONS:
Cash (Note 1).......................      7,010       7,010
Notes payable converted to capital
  (Note 1)..........................      1,000       1,000
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                    (11)
NET LOSS............................                 (1,262)
                                      ----------  ---------
BALANCE, December 31, 1994..........     10,517       7,367
PARTNERS' CAPITAL CONTRIBUTIONS--
Cash................................      4,050       4,050
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                    (10)
NET LOSS............................                 (2,110)
                                      ----------  ---------
BALANCE, December 31, 1995..........     14,567       9,297
PARTNERS' CAPITAL CONTRIBUTIONS--
Cash................................        270         270
INTEREST ON NOTE RECEIVABLE (Note
  5)................................                    (11)
NET LOSS............................                 (3,045)
                                      ----------  ---------
BALANCE, December 31, 1996..........     14,837   $   6,511
                                      ----------  ---------
                                      ----------  ---------

      See independent auditors' report and notes to financial statements.

                             LINKATEL PACIFIC, L.P.
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          (A DEVELOPMENT STAGE ENTITY)

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

                                                                                                                    CUMULATIVE
                                                                                                                      PERIOD
                                                                                                                  FROM JULY 21,
                                                                                                                  1993 (DATE OF
                                                                                                                  INCEPTION) TO
                                                                                                                   DECEMBER 31,
                                                                                   1996       1995       1994          1996
                                                                                 ---------  ---------  ---------  --------------
                                                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss.......................................................................  $  (3,045) $  (2,110) $  (1,262)   $   (6,743)
Depreciation and amortization..................................................      1,010        781        287         2,078
Write-off of organization costs................................................         20                                  20
Loss on disposal of fixed assets...............................................          5                                   5
Interest accrued on note receivable due from partner...........................        (11)       (10)       (11)          (32)
Interest accrued on note payable to NTFC.......................................        295        260                      555
Changes in operating assets and liabilities:
  Accounts receivable..........................................................         (8)       (10)         7           (22)
  Other assets.................................................................       (113)        23       (156)         (248)
  Accounts payable and accrued liabilities and other liabilities...............        607       (693)     1,681         2,059
                                                                                 ---------  ---------  ---------  --------------
    Net cash (used in) provided by operating activities........................     (1,240)    (1,759)       546        (2,328)

CASH FLOWS FROM INVESTING ACTIVITIES:
Network plant and equipment expenditures.......................................     (3,602)    (5,351)    (6,121)      (15,194)
Licenses.......................................................................                                            (24)
Organization costs.............................................................                                           (165)
                                                                                 ---------  ---------  ---------  --------------
    Net cash used in investing activities......................................     (3,602)    (5,351)    (6,121)      (15,383)

CASH FLOWS FROM FINANCING ACTIVITIES:
Partners' capital contributions................................................        270      4,050      7,010        11,337
Proceeds from advance from NextLink............................................      1,490                               1,490
Proceeds from notes payable to NTFC............................................                 5,000                    5,000
Proceeds from notes payable to partners........................................                                          1,000
Debt issue costs...............................................................                             (352)         (427)
                                                                                 ---------  ---------  ---------  --------------
    Net cash provided by financing activities..................................      1,760      9,050      6,658        18,400
                                                                                 ---------  ---------  ---------  --------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS...........................  $  (3,082) $   1,940  $   1,083    $      689
CASH AND CASH EQUIVALENTS--
  Beginning of period..........................................................      3,771      1,831        748             0
                                                                                 ---------  ---------  ---------  --------------
CASH AND CASH EQUIVALENTS--
  End of period................................................................  $     689  $   3,771  $   1,831    $      689
                                                                                 ---------  ---------  ---------  --------------
                                                                                 ---------  ---------  ---------  --------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION--Interest paid................  $     226  $      66  $      53    $      345
                                                                                 ---------  ---------  ---------  --------------
                                                                                 ---------  ---------  ---------  --------------
SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES:
During the years ended December 31, 1996 and 1995, accrued interest of $295 and
  $260, respectively, was added to the principal balance of the note payable to
  NTFC.
Partners' noncash capital contributions:
  Network-in-progress..........................................................                                     $      543
  Organization costs...........................................................                                            323
  Note receivable..............................................................                                            159
  Licenses.....................................................................                                             50
  Debt issue costs.............................................................                                             33
  Notes payable converted to partners' capital.................................                        $   1,000         1,000

      See independent auditors' report and notes to financial statements.

                             LINKATEL PACIFIC, L.P.

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          (A DEVELOPMENT STAGE ENTITY)

                         NOTES TO FINANCIAL STATEMENTS

                      AS OF DECEMBER 31, 1996 AND 1995 AND

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

1. ORGANIZATION

    Linkatel Pacific, L.P. (Linkatel) is a California limited partnership. Linkatel was formed on July 21, 1993 with LINKATEL Communications, Inc. (LCI), a California corporation, as both a general partner and a limited partner, and Colony/Linkatel Networks, Inc. (CLN), a California corporation, and FIBRCOM Incorporated (FIBRCOM), a Delaware corporation, as limited partners. On March 3, 1994, a California Public Utility Commission order was issued which authorized CLN and FIBRCOM to become general partners. Therefore, on April 11, 1994, an amendment to Certificate of Limited Partnership was executed and filed with the State of California adding CLN and FIBRCOM, both limited partners, as general partners. During 1994, each of the partners contributed $5,000 for its general partner interest.

    The partnership agreement requires CLN and FIBRCOM to make cash capital contributions collectively totaling $16,000,000. Simultaneous with the closing of the loan agreement described in Note 4, CLN and FIBRCOM each funded capital contributions consisting of $3,500,000 cash and conversion of notes payable of $500,000 to partners' capital in satisfaction of a portion of the partners' capital requirement. The remaining $8,000,000 capital commitment is to be contributed based on Linkatel's financial needs and in accordance with certain terms of the loan agreement. Effective with the sale of the Partnership's assets (Note 7), such capital commitment is no longer required.

    Partnership units were issued to the partners in accordance with the partnership agreement in exchange for cash, as well as for the agreed-upon value of property, organization costs, licenses, research and development, and expense reimbursement. Property, organization and license costs contributed were recorded by Linkatel at transferors' cost. Linkatel did not record any amounts for research and development costs incurred by LCI or for LCI expense reimbursement by CLN and FIBRCOM. Accumulated losses for the period from July 21, 1993 to December 31, 1996 were allocated based on the PRO RATA share of outstanding partnership units during the period.

2. BASIS OF PRESENTATION

    Linkatel was formed to build, own and operate a fiber-optic telecommunications alternative access network in the Los Angeles basin. Linkatel, which is a development stage entity, has devoted substantially all of its present efforts to establishing this business including obtaining adequate financing, obtaining regulatory approval, building the alternative access network, assessing market demand and obtaining customers. Linkatel will remain in the development stage until the network is built and sufficient customer demand is established.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CASH EQUIVALENTS--Linkatel considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    NETWORK PLANT AND EQUIPMENT--Additions are recorded at cost which generally includes materials, applicable labor, overhead and interest. Depreciation is computed generally using the straight-line

                             LINKATEL PACIFIC, L.P.

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          (A DEVELOPMENT STAGE ENTITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                      AS OF DECEMBER 31, 1996 AND 1995 AND

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) method over estimated useful lives ranging up to 20 years. Expenditures for maintenance and repairs are expensed as incurred.

    LICENSES--Licenses are recorded at cost and are amortized over five years.

    ORGANIZATION COSTS--Organization costs are recorded at cost and are amortized over five years.

    DEBT ISSUE COSTS--Debt issue costs are capitalized and are amortized over the term of the loan agreement, which is seven years.

    REVENUES--Telecommunications fees are recorded as revenue in the period the service is provided.

    INCOME TAXES--Linkatel is not a taxable entity for federal and state income tax purposes. Accordingly, no provision is made for income taxes in the accompanying financial statements since Linkatel's operations are reportable by its partners on their income tax returns.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

4. LOAN AGREEMENT

    Linkatel entered into a loan agreement, dated February 17, 1994, with a third-party finance company. The agreement provides that Linkatel may borrow principal not to exceed an aggregate of $25,000,000, plus up to $1,700,000 in capitalized interest. Loan proceeds are to be used solely for the purchase of equipment and services for Linkatel's fiber-optic transmission and communication system. Interest is to be accrued and added to principal during the first 12 months following the first borrowing date of each note (the Capitalized Interest Period) at the 90-day commercial paper rate plus 4.75% (10.21% at December 31,
1996). Monthly interest-only payments commence the month following the Capitalized Interest Period and will continue for 12 months, after which principal will be repaid in accordance with a 60-month amortization schedule. Standby fees are payable as consideration for the loan commitment. The fees are payable quarterly based on 0.35% per annum of the average portion which remains unborrowed during each calendar quarter. The loan agreement requires Linkatel to maintain a compensating balance of cash, cash equivalents or marketable securities of at least $500,000. Borrowings under the loan agreement are collateralized by the assets and revenues of Linkatel.

    A post-closing, post-initial funding condition included a requirement to obtain a second carrier agreement with a carrier from a specific listing of interexchange carriers. That second carrier agreement was executed on January 23, 1995. At December 31, 1994, there were certain events and conditions which constituted events of default under the loan agreement which if not cured by Linkatel or waived by

                             LINKATEL PACIFIC, L.P.

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          (A DEVELOPMENT STAGE ENTITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                      AS OF DECEMBER 31, 1996 AND 1995 AND

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

4. LOAN AGREEMENT (CONTINUED)
the lender could have prevented initial funding and terminated the loan agreement. In 1995 Linkatel obtained waivers by the lender of certain of the requirements of these provisions for the year ended December 31, 1994. Based on these events, initial funding under the loan agreement in the amount of $5,000,000 occurred in July 1995. During 1995, the lender agreed to waive payment of a portion of the standby fees until such time as the lender makes the remaining loan commitment available to Linkatel. At December 31, 1996, Linkatel is in default of various covenants under the loan agreement. Such events of default have not been cured by Linkatel or waived by the lender, including certain events of default existing at December 31, 1995 and 1994. All borrowings outstanding ($5,604,000, including accrued interest, at December 31, 1996) are considered current liabilities since the lender has the right to demand full and immediate payment.

    On September 30, 1996, Linkatel entered into an asset purchase agreement with an unrelated third-party (Nextlink Communications, LLC) (Nextlink) for the sale of Linkatel's assets (Note 7). In consideration of Linkatel granting limited operational and management authority to Nextlink during the interim period between the signing of the asset purchase agreement until the closing date (the Interim Period), Nextlink agreed to advance funds to Linkatel up to a maximum aggregate amount of $2,440,000 for the purpose of providing the necessary cash flow to cover the operating expenses and capital expenditures of Linkatel during the Interim Period. Advances of $1,490,000 at December 31, 1996 are unsecured and shall be liabilities of Linkatel assumed by Nextlink at the closing date (Note 7).

5. RELATED PARTY TRANSACTIONS

    During 1995 and 1994, KBLCOM Incorporated (KBLCOM), the parent company of FIBRCOM; The Providence Journal, the parent company of CLN; and LCI received fees for services provided to Linkatel. The statements of operations include $128,000 and $253,000 for financial and human resources services provided by KBLCOM in 1995 and 1994, respectively, and $6,000 and $78,000 for management services provided by LCI in 1995 and 1994, respectively. During 1995, Linkatel incurred $7,000 of expenses related to management services provided by The Providence Journal. At December 31, 1996 and 1995, network plant and equipment includes $96,000 and $96,000, respectively, of technical services provided by The Providence Journal and $217,000 and $217,000, respectively, of consulting services provided by LCI. At December 31, 1996 and 1995, network plant and equipment and organization costs include $113,000 and $113,000, respectively, of consulting services provided by TACAN Corporation, an affiliate of LCI.

    Linkatel holds a promissory note from LCI dated December 29, 1992 in the amount of $150,000 plus accrued interest. The interest rate on the note is 6% per annum, and unpaid interest is to be added to the principal on an annual basis. The outstanding loan amount and accrued interest have been deducted from LCI's partner's capital account. Distributions of earnings payable to LCI as well as distributions from certain other projects of which LCI is a partner are to be payable to Linkatel as payments on the note until the note is paid in full. Payments are to be allocated first to unpaid interest and then to principal. If the

                             LINKATEL PACIFIC, L.P.

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          (A DEVELOPMENT STAGE ENTITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                      AS OF DECEMBER 31, 1996 AND 1995 AND

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                  AND THE CUMULATIVE PERIOD FROM JULY 21, 1993

                    (DATE OF INCEPTION) TO DECEMBER 31, 1996

5. RELATED PARTY TRANSACTIONS (CONTINUED) distributions to LCI from Linkatel or the ventures specified in the agreement are insufficient to fully repay the promissory note by December 31, 2017, the remaining unpaid balance of principal and unpaid accrued interest are to be waived.

    Accounts payable and accrued liabilities at December 31, 1996 and 1995 include $52,000 and $52,000, respectively, due to KBLCOM.

6. COMMITMENTS

    Linkatel has entered into renewable commitments for the rental of poles and conduit which are based on the actual number of poles and conduit used by the operation. Such commitments resulted in $333,000, $124,000 and $14,000 of rent expense in 1996, 1995 and 1994, respectively.

    Linkatel has noncancelable operating leases involving certain real property. Future minimum lease payments under those noncancelable operating leases are as follows: (In thousands)

                                                                                 (IN THOUSANDS)
1997..........................................................................      $     253
1998..........................................................................            254
1999..........................................................................            153
2000..........................................................................              5
                                                                                        -----
Total payments required.......................................................      $     665
                                                                                        -----
                                                                                        -----

    Rent expense under these leases in 1996, 1995 and 1994 was approximately $229,000, $213,000 and $92,000, respectively.

    As of February 17, 1994, effective date of the loan agreement (described in Note 4), Linkatel committed to purchase certain transmission and cable products and associated services totaling $18,777,000. The commitment may be modified with appropriate written requests and approvals. The remaining commitment as of December 31, 1996 is $13,005,000 (Note 7).

7. SUBSEQUENT EVENT

    On February 4, 1997, substantially all of the Partnership's assets were acquired by and liabilities assumed by Nextlink for a total purchase price of $42,500,000 less the amount of certain assets and liabilities (as defined). Effective with the sale of the Partnership's assets and assumption of liabilities by Nextlink, the Partnership's purchase commitment under the loan agreement had been canceled.

                NEXTLINK COMMUNICATIONS, L.L.C. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                  (UNAUDITED)

    The following unaudited pro forma statement of operations for the year ended December 31, 1996 gives effect to the the acquisitions of the ITC Companies ("ITC"), a long distance reseller based in Salt Lake City, Utah, and Linkatel Pacific, L.P. ("Linkatel"), a competitive access service provider based in Los Angeles, California (collectively referred to as the "1996 Acquisitions") as if those transactions had occurred on January 1, 1996. The ITC acquisition closed in December 1996 and the Linkatel acquisition closed in February 1997. Both acquisitions will be accounted for using the purchase method of accounting. The unaudited pro forma statement of operations for the year ended December 31, 1995 gives effect to (i) the 1996 Acquisitions, (ii) the acquisition of Tel-West Central Services, Inc., now known as NEXTLINK Washington, L.L.C. ("NEXTLINK Washington"), which conducts NEXTLINK Communications, L.L.C.'s (the "Company") operations in Spokane, Washington and Sound Response Corporation, now known as NEXTLINK Interactive, L.L.C. ("NEXTLINK Interactive"), which conducts the Company's interactive voice response platform operations (collectively referred to as the "1995 Acquisitions") and (iii) a recapitalization of the Company and four of the Company's operating subsidiaries, as a result of which each of these subsidiaries was owned 99% by the Company and 1% by a corporation that is wholly owned by Mr. Craig O. McCaw (the "Recapitalization") as if those transactions had occurred on January 1, 1995.

    The unaudited pro forma balance sheet gives effect to the Linkatel acquisition and the conversion of the Company to a corporation as though such transactions had occurred on December 31, 1996.

    The pro forma financial statements have been prepared based on the historical financial statements of the Company as well as the historical financial statements of Linkatel, ITC, Tel-West Central Services, Inc. and Sound Response Corporation and certain estimates and assumptions set forth in the notes to the pro forma financial statements. This pro forma financial information is neither necessarily indicative of results that would have actually occurred had the transactions been consummated on the indicated dates nor is it necessarily indicative of future operating results or financial position.

                NEXTLINK COMMUNICATIONS, L.L.C. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                        PRO FORMA     PRO FORMA
                                                    HISTORICAL   LINKATEL      ITC     ADJUSTMENTS     RESULTS
                                                   ------------  ---------  ---------  ------------  -----------
Revenue..........................................  $     25,686  $     172  $  11,372   $     (953)(1)  $  36,277
Costs and Expenses:
  Operating......................................        25,094        695      7,181         (570)(1)     32,400
  Selling, general and administrative............        31,353      1,031      3,094         (240)(1)     35,238
  Deferred compensation..........................         9,914     --         --           --            9,914
  Depreciation and amortization..................        10,340      1,010        705         (155)(1)     14,966
                                                                                             3,066(2)
                                                   ------------  ---------  ---------  ------------  -----------
      Total costs and expenses...................        76,701      2,736     10,980        2,101       92,518
                                                   ------------  ---------  ---------  ------------  -----------
Income/(loss) from operations....................       (51,015)    (2,564)       392       (3,054)     (56,241)
Interest income..................................        10,446     --         --           (2,267)(3)      8,179
Interest expense.................................       (30,876)      (481)      (182)          28(1)    (31,030)
                                                                                               481(4)
                                                   ------------  ---------  ---------  ------------  -----------
Income (loss) before minority interests..........       (71,445)    (3,045)       210       (4,812)     (79,092)
Minority interests in loss of consolidated
 subsidiaries....................................           344     --         --           --              344
                                                   ------------  ---------  ---------  ------------  -----------
Net income (loss)................................  $    (71,101) $  (3,045) $     210   $   (4,812)   $ (78,748)
                                                   ------------  ---------  ---------  ------------  -----------
                                                   ------------  ---------  ---------  ------------  -----------

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1) Reflects elimination of revenues and expenses of ITC after acquisition that are also included in the historical column.

(2) Reflects additional amortization of intangible assets resulting from allocation of a portion of the purchase prices of ITC and Linkatel to goodwill, customer base and other intangible assets.

(3) To reflect a reduction in interest income earned on investment of excess cash due to assumed payment of cash portion of purchase prices as of January 1, 1996.

(4) To reflect a reduction in Linkatel's interest expense due to assumed repayment of Linkatel's debt as of January 1, 1996.

                NEXTLINK COMMUNICATIONS, L.L.C. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                               1996          1995       PRO FORMA     PRO FORMA
                                              HISTORICAL   ACQUISITIONS  ACQUISITIONS  ADJUSTMENTS   RESULTS (1)
                                             ------------  ------------  ------------  ------------  -----------
Revenue....................................  $      7,552   $    9,492    $   12,773    $   (4,197)(2)  $  25,620
Costs and expenses:
  Operating................................         6,618        6,089         6,429        (2,629)(2)     16,507
  Selling, general and administrative......         9,563        3,471         4,592        (2,259)(2)     15,367
  Deferred compensation....................           375       --            --            --              375
  Depreciation and amortization............         3,458        1,286           436          (495)(2)      8,663
                                                                                               912(3)
                                                                                             3,066(4)
                                             ------------  ------------  ------------  ------------  -----------
Total costs and expenses...................        20,014       10,846        11,457        (1,405)      40,912
                                             ------------  ------------  ------------  ------------  -----------
Income/(loss) from operations..............       (12,462)      (1,354)        1,316        (2,792)     (15,292)
Interest income............................       --            --            --            --           --
Interest expense...........................          (499)        (287)          (45)           17(3)       (814)
                                             ------------  ------------  ------------  ------------  -----------
Income (loss) before minority interests....       (12,961)      (1,641)        1,271        (2,775)     (16,106)
Minority interests in loss of consolidated
 subsidiaries..............................           230            -           (13)         (103)(5)        114
                                             ------------  ------------  ------------  ------------  -----------
Net income (loss)..........................  $    (12,731)  $   (1,641)   $    1,258    $   (2,878)   $ (15,992)
                                             ------------  ------------  ------------  ------------  -----------
                                             ------------  ------------  ------------  ------------  -----------

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1) The pro forma consolidated statement of operations data do not give effect to the Company's acquisition of certain fixed assets that are now being used by the Company in Ohio.

(2) Represents elimination of revenues and expenses of NEXTLINK Washington and NEXTLINK Interactive after acquisition that are also included in the historical column.

(3) Represents amortization of NEXTLINK Washington and NEXTLINK Interactive intangible assets, primarily goodwill.

(4) Reflects additional amortization of intangible assets resulting from allocation of a portion of the purchase prices of ITC and Linkatel to goodwill, customer base and other intangible assets.

(5) Represents the effect of the Recapitalization as if this transaction had occurred on January 1, 1995.

                NEXTLINK COMMUNICATIONS, L.L.C. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1996

                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                        PRO FORMA     PRO FORMA
                                                               HISTORICAL   LINKATEL   ADJUSTMENTS     BALANCE
                                                               -----------  ---------  ------------  -----------
                           ASSETS
Current assets:
  Cash and cash equivalents..................................  $    76,807  $     689   $  (30,130)(1)      41,811
                                                                                            (5,555)(2)
  Marketable securities......................................       47,713         --           --        47,713
  Accounts receivable, net...................................        7,008         22           --         7,030
  Other......................................................          607        222           --           829
  Pledged securities.........................................       39,770         --           --        39,770
                                                               -----------  ---------  ------------  -----------
    Total current assets.....................................      171,905        933      (35,685)      137,153

Pledged securities...........................................       61,668         --           --        61,668
Property and equipment, net..................................       97,784     14,166           --       111,950
Goodwill, net................................................       24,110         --       29,619(3)      53,729
Other intangible assets, net.................................       11,243        235           --        11,478
Other long-term assets, net..................................       23,973        292       (6,000)(1)      16,775
                                                                                            (1,490)(4)
                                                               -----------  ---------  ------------  -----------
    Total assets.............................................  $   390,683  $  15,626   $  (13,556)  $   392,753
                                                               -----------  ---------  ------------  -----------
                                                               -----------  ---------  ------------  -----------

          LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
Current liabilities:
  Bank overdraft.............................................  $        --  $      --   $       --   $        --
  Accounts payable...........................................       18,622        621           --        19,243
  Accrued expenses...........................................        4,112      1,312           --         5,424
  Accrued interest payable...................................        9,250         --           --         9,250
  Notes payable..............................................           --      5,555       (5,555)(2)          --
  Current portion of capital lease obligations...............        1,194         --           --         1,194
  Payable to affiliate.......................................        1,500      1,490       (1,490)(4)       1,500
                                                               -----------  ---------  ------------  -----------
    Total current liabilities................................       34,678      8,978       (7,045)       36,611
Long-term liabilities:
  Long-term debt.............................................      350,000         --           --       350,000
  Capital lease obligations..................................        6,262         --           --         6,262
  Other......................................................       13,139        137           --        13,276
                                                               -----------  ---------  ------------  -----------
    Total current liabilities................................      404,079      9,115       (7,045)      406,149
Minority interests...........................................          308         --           --           308
Equity units subject to redemption...........................        4,950         --           --         4,950
Members' equity (deficit)....................................      (18,654)     6,511       (6,511)(5)     (18,654)
                                                               -----------  ---------  ------------  -----------
    Total liabilities and members' equity (deficit)..........  $   390,683  $  15,626   $  (18,654)  $   392,753
                                                               -----------  ---------  ------------  -----------
                                                               -----------  ---------  ------------  -----------

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Represents payment of the cash portion of the purchase price in the Linkatel transaction, including $6,000 that had been deposited in escrow pending closing of the transaction.

(2) Represents repayment of Linkatel debt.

(3) Represents allocation to goodwill of the excess of the purchase price over the net assets acquired in the Linkatel transaction. The goodwill will have a 20 year life.

(4) Represents elimination of advances to Linkatel prior to the closing of the transaction.

(5) Represents elimination of net assets acquired in Linkatel transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NEXTLINK COMMUNICATIONS, INC.



                                        By: /s/ R. Bruce Easter, Jr.
                                            -------------------------
                                        Name:  R. Bruce Easter, Jr.
                                        Title:  Vice President

Date:  March 17, 1997